                                                                         Reg S-K
                                                                        Item 601
                                                                      Exhibit 23
                                                                     Page 1 of 1





INDEPENDENT AUDITORS' CONSENT





We consent to the incorporation by reference in Registration Statement No. 33-50989 of Berkshire Hathaway Inc. on Form S-3 of our reports dated March 7, 1994, appearing in this Annual Report on Form 10-K of Berkshire Hathaway Inc. for the year ended December 31, 1993.




DELOITTE & TOUCHE
Omaha, Nebraska
March 30, 1994